UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 28, 2010

INTRICON CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-5005	23-1069060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1260 Red Fox Road, Arden Hills, MN 55112

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code  (651) 636-9770

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement

Item 2.01        Completion of Acquisition or Disposition of Assets

Effective as of May 28, 2010, IntriCon Corporation (“IntriCon” or the “Company”) completed the sale of the electronics business and substantially all of the assets of RTI Electronics, Inc., IntriCon’s wholly owned subsidiary, to an affiliate of Shackleton Equity Partners, pursuant to the Asset Purchase Agreement among RTIE Holdings LLC, as the buyer, RTI Electronics, Inc., as the seller, and IntriCon. The electronics business that was sold manufactures and sells thermistors, capacitors and magnetic components.

Pursuant to the Asset Purchase Agreement, RTIE Holdings LLC paid $850,000 cash at closing for the assets and assumed certain operating liabilities of IntriCon’s electronics business, subject to an accounts receivable adjustment.

The foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to the complete text of the Asset Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this report and is incorporated into this report by reference.

The press release announcing the completion of the transaction is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(b)           Pro Forma Financial Information.

The unaudited pro forma consolidated condensed balance sheet of the Company as of March 31, 2010 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The unaudited consolidated statements of operations of the Company for the three months ended March 31, 2010 and 2009, which include discontinued operations adjustments, are included in the Quarterly Report on Form 10-Q for the three months ended March 31, 2010, filed with the SEC on May 17, 2010, and are incorporated herein by reference.

The audited consolidated statements of operations of the Company for the years ended December 31, 2009 and 2008, which include discontinued operations adjustments, are included in the Annual Report on Form 10-K for the year ended December 31, 2009, and are incorporated herein by reference.

(d)                 Exhibits.

Exhibit No.	Description
2.1

Asset Purchase Agreement dated as of May 28, 2010 among RTIE Holdings LLC, RTI Electronics, Inc., and IntriCon Corporation (filed herewith).  Schedules and exhibits to the Asset Purchase Agreement will be supplied to the SEC upon request.

99.1

Unaudited pro forma consolidated condensed balance sheet of the Company as of March 31, 2010 (filed herewith).

The unaudited consolidated statements of operations of the Company for the three months ended March 31, 2010 and 2009, which include discontinued operations adjustments, are included in the Quarterly Report on Form 10-Q for the three months ended March 31, 2010, filed with the SEC on May 17, 2010, and are incorporated herein by reference.

The audited consolidated statements of operations of the Company for the years ended December 31, 2009 and 2008, which include discontinued operations adjustments, are included in the Annual Report on Form 10-K for the year ended December 31, 2009, filed with the SEC on March 16, 2010, and are incorporated herein by reference.

99.2	Press Release dated June 2, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRICON CORPORATION

By:	/s/ Scott Longval
Name:	Scott Longval
Title:	Chief Financial Officer

Date:  June 2, 2010

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Exhibit Index

Exhibit No.	Description
2.1

Asset Purchase Agreement dated as of May 28, 2010 among RTIE Holdings LLC, RTI Electronics, Inc., and IntriCon Corporation (filed herewith).  Schedules and exhibits to the Asset Purchase Agreement will be supplied to the SEC upon request.

99.1

Unaudited pro forma consolidated condensed balance sheet of the Company as of March 31, 2010 (filed herewith).

The unaudited consolidated statements of operations of the Company for the three months ended March 31, 2010 and 2009, which include discontinued operations adjustments, are included in the Quarterly Report on Form 10-Q for the three months ended March 31, 2010, filed with the SEC on May 17, 2010, and are incorporated herein by reference.

The audited consolidated statements of operations of the Company for the years ended December 31, 2009 and 2008, which include discontinued operations adjustments, are included in the Annual Report on Form 10-K for the year ended December 31, 2009, filed with the SEC on March 16, 2010, and are incorporated herein by reference.

99.2	Press Release dated June 2, 2010.